                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                  FORM 8-K/A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 3, 1998
                                                    ----------------


                               The Rouse Company
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Maryland                   0-1743                        52-0735512
--------------------          -----------                  ------------------
 (State or other              (Commission                  (IRS Employer
  jurisdiction of             File Number)                 Identification No.)
  incorporation)


10275 Little Patuxent Parkway
Columbia, Maryland                                            21044-3456
-----------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (410) 992-6000
                                                   --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

The Rouse Company (the "Company") previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 1998,
that   on April 6, 1998, the Company and Westfield America, Inc. entered into an agreement to purchase a portfolio of interests in retail centers from TrizecHahn Centers Inc. ("TrizecHahn"). Under the terms of the agreement, as amended, the Company agreed to purchase ownership interests in seven retail centers for approximately $1.1 billion in a series of transactions to be completed during the third and fourth quarters of 1998.

On July 31, 1998, a wholly owned subsidiary of the Company purchased from TrizecHahn retail property assets known as Park Meadows Mall. In a related transaction on the same date, another wholly owned subsidiary of the Company, in a joint venture with Westfield America, Inc. ("Westfield"), purchased from TrizecHahn retail property assets known as Valley Fair. These transactions are collectively referred to as the First Closing. As a result, Company subsidiaries acquired Park Meadows Mall and a 50% joint venture ownership interest in Valley Fair. The Company is holding for sale the 50% joint venture ownership interest in Valley Fair. These purchases were previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 1998, and the financial statements required by Rule 3-14 of Regulation S-X and related pro forma financial information of the Company pursuant to Article 11 of Regulation S-X were previously reported in the Company's Current Report on Form 8-K/A dated October 9, 1998.

The aggregate purchase price for the Company's interests in the properties in the First Closing was approximately $445,435,000, including approximately $252,817,000 paid at closing and approximately $192,618,000 of assumed debt secured by the properties. The purchase prices were determined by negotiation between the applicable parties. The Company used available cash to pay approximately $42,817,000 of the purchase price at closing. The balance of the purchase price paid at closing of $210,000,000 was funded by borrowings under the Company's unsecured revolving credit facility.

On October 7, 1998, a wholly owned subsidiary of the Company purchased from TrizecHahn retail property assets known as Fashion Place. In related transactions on the same date, other wholly owned subsidiaries purchased from TrizecHahn a 25% interest in assets known as The Fashion Show (a retail center in which the Company indirectly owns the remaining 75% ownership interest) and a 58.1% partnership interest in H-N-W Associates, a limited partnership ("HNW"). HNW owns a 35.3% interest in Westdale Associates, a general partnership that owns retail property assets known as Westdale Mall. These transactions resulted in Company subsidiaries owning a 100% interest in Fashion Place and The Fashion Show, and through affiliates, a 20.5% interest in Westdale Mall. The Company is holding for sale the 20.5% interest in Westdale Mall. These transactions are collectively referred to as the Second Closing. The Company reported these transactions in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 1998.

On October 22, 1998, a wholly owned subsidiary of the Company purchased from TrizecHahn retail property assets known as Towson Town Center. As a result, a Company subsidiary acquired a 100% ownership interest in Towson Town Center. This transaction is referred to as the Third Closing. The Company reported this transaction in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 1998. The financial statements required by Rule 3-14 of Regulation S-X and related pro forma financial information of the Company pursuant to Article 11 of Regulation S-X related to the Second and Third Closings were previously reported in the Company's Current Report on Form 8-K/A filed on November 16, 1998.

The aggregate purchase price for the Company's interests in the properties in connection with the Second and Third Closings, negotiated between the Company and TrizecHahn, was approximately $442,713,000, including approximately $221,987,000 paid at the closings and approximately $220,726,000 of assumed mortgage debt secured by the properties. The Company used proceeds from additional mortgage debt secured by one of the properties to pay approximately $21,000,000 of the purchase price. The balance of the purchase price of $200,987,000 was funded by borrowings under the Company's unsecured revolving credit facility. Immediately after closing on Towson Town Center, the Company repaid $164,876,000 of mortgage debt secured by the property and assumed by a subsidiary of the Company. The Company used proceeds of $140,000,000 from new mortgage debt secured by the property, borrowings of $20,000,000 under the Company's bridge loan credit facility and borrowings of $4,876,000 under the Company's unsecured revolving credit facility to repay this mortgage debt. The First National Bank of Chicago and Bankers Trust Company are the lead underwriters for the bridge loan credit facility and the unsecured revolving credit facility.

On December 3, 1998, a wholly owned subsidiary of the Company purchased from TrizecHahn assets known as Bridgewater Commons. As a result, the Company acquired a 100% ownership interest in Bridgewater Commons. This transaction is referred to as the Fourth Closing. The Company reported this transaction in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 1998.

Bridgewater Commons is a regional shopping center in Bridgewater, New Jersey and contains approximately 381,000 square feet of leasable mall space and three department stores encompassing 503,000 square feet of space. Bridgewater Commons will continue to operate as a regional shopping center.

The aggregate purchase price for the property, negotiated between the Company and TrizecHahn, was approximately $264,596,000, including approximately $162,209,000 paid at closing and approximately $102,387,000 of mortgage debt secured by the property which was assumed by a subsidiary of the Company. The Company used $91,100,000 of proceeds from a sale to TrizecHahn of three office buildings purchased by the Company in November 1998, $150,000,000 of proceeds from new mortgage debt secured by the property and $23,496,000 of borrowings under the aforementioned credit facilities to repay the assumed mortgage debt and fund the purchase price.

The Company previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission February 12, 1999, that on February 1, 1999, a subsidiary of the Company completed the establishment of a joint venture (the "Four State Venture") with a joint venture (the "Morgan/NYSTRS Venture") consisting of J.P. Morgan Strategic Property Fund ("Morgan") and the New York State Teachers' Retirement System ("NYSTRS"). The Company subsidiary contributed to the Four State Venture its ownership interests in four of the retail centers (Bridgewater Commons, Park Meadows Mall, Fashion Place and Towson Town Center) acquired from TrizecHahn. The Morgan/NYSTRS Venture contributed a total of approximately $271 million in cash to the Four State Venture and received a 65% ownership interest in the Four State Venture. The Company retained a 35% interest in the Four State Venture and Four State Venture repaid approximately $271 million of the Company's credit facility borrowings.

The Company is filing this Current Report on Form 8-K/A to include financial statements specified by Rule 3-14 of Regulation S-X of Park Meadows Mall, Valley Fair, Fashion Place, The Fashion Show, Westdale Mall, Towson Town Center and Bridgewater Commons and related pro forma financial information of the Company for the effects of the property interest acquisitions and the effects of the contribution of certain of the property interests to Four State Venture.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

The following financial statements and pro forma financial information are filed as part of this report:

(a) Financial statements of real estate operations acquired specified by Rule 3-14 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X. See Index to Financial Statements and Pro Forma Financial Information (page F-1).

(c) Exhibits:

    23.1    Consent of PricewaterhouseCoopers LLP, Independent Accountants

    23.2    Consent of KPMG LLP, Independent Accountants

                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE ROUSE COMPANY

Date:  February 16, 1999                By /s/ Jeffrey H. Donahue
     -------------------                   -----------------------
                                           Jeffrey H. Donahue
                                           Executive Vice-President and
                                           Chief Financial Officer


Date:  February 16, 1999                By /s/ George L. Yungmann
     -------------------                  -----------------------
                                          George L. Yungmann
                                          Senior Vice-President and
                                          Controller

                       INDEX TO FINANCIAL STATEMENTS AND
                        PRO FORMA FINANCIAL INFORMATION



The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for the respective properties' most recent fiscal years as the transactions relating to Park Meadows Mall and the 50% joint venture ownership interest in Valley Fair (as described in the Company's Current Report on Form 8-K dated August 13, 1998), Fashion Place, the 25% interest in The Fashion Show, and the 20.5% interest in Westdale Mall, (as described in the Company's Current Report on Form 8-K dated October 7, 1998), Towson Town Center (as described in the Company's Current Report on Form 8-K dated October 21, 1998) and Bridgewater Commons (as described in the Company's Current Report on Form 8-K dated December 18, 1998) are not with related parties and the Company, after reasonable inquiry, is not aware of any material factors related to the properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results of the properties except as to interest expense related to certain mortgage debt assumed and new debt issued by the Company to finance the acquisition of these interests in retail centers and as to related depreciation and amortization. A discussion of material factors considered by the Company in assessing the properties is included in the introductory language regarding the pro forma financial statements on page F-48. In addition, since the properties will be directly or indirectly owned by entities that intend to elect to be treated as REITs for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

                                                                           PAGE
                                                                           ----

PARK MEADOWS MALL PROPERTY
--------------------------
Report of Independent Accountants.........................................  F-5
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997...................................  F-6
Notes to Statement of Revenues and Certain Expenses.......................  F-7


VALLEY FAIR PROPERTY
--------------------
Report of Independent Accountants......................................... F-11
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997................................... F-12
Notes to Statement of Revenues and Certain Expenses....................... F-13

                                                                           PAGE
                                                                           ----

FASHION PLACE PROPERTY
----------------------
Report of Independent Accountants......................................... F-17
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997................................... F-18
Notes to Statement of Revenues and Certain Expenses....................... F-19


THE FASHION SHOW
----------------
Independent Auditors' Report.............................................. F-23
Statement of Revenues and Certain Expenses
   for the Year Ended December 31, 1997................................... F-24
Notes to Statement of Revenues and Certain Expenses....................... F-25


WESTDALE MALL
-------------
Independent Auditors' Report.............................................. F-28
Statement of Revenue and Certain Expenses
   for the Year Ended December 31, 1997................................... F-29
Notes to Statement of Revenue and Certain Expenses........................ F-30


TOWSON TOWN CENTER
------------------
Independent Auditors' Report.............................................. F-34
Statement of Revenue and Certain Expenses
   for the Year Ended December 31, 1997................................... F-35
Notes to Statement of Revenue and Certain Expenses........................ F-36


BRIDGEWATER COMMONS PROPERTY
----------------------------
Report of Independent Accountants......................................... F-39
Statement of Revenue and Certain Expenses
   for the Year Ended December 31, 1997................................... F-40
Notes to Statement of Revenue and Certain Expenses........................ F-41


PROPERTY INTERESTS ACQUIRED BY THE ROUSE COMPANY
FROM TRIZECHAHN CENTERS, INC
----------------------------
Statements of Revenues and Certain Expenses for the
  Nine Months Ended September 30, 1998 (Unaudited)........................ F-45
Notes to Statements of Revenues and Certain Expenses (Unaudited).......... F-46

                                                                            PAGE
                                                                            ----


THE ROUSE COMPANY AND SUBSIDIARIES
----------------------------------
Introductory language regarding Unaudited Pro Forma
   Condensed Consolidated Financial Statements............................. F-48
Pro Forma Condensed Consolidated Balance
   Sheet as of September 30, 1998 (unaudited).............................. F-51
Pro Forma Condensed Consolidated Statement
   of Operations for the Year Ended December 31, 1997 (unaudited).......... F-52
Pro Forma Condensed Consolidated Statement
   of Operations for the Nine Months Ended September 30, 1998 (unaudited).. F-54 Notes to Pro Forma Condensed Consolidated Financial
   Statements (unaudited).................................................. F-56

                       Report of Independent Accountants
                       ---------------------------------

The Board of Directors
 of The Rouse Company

We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of the Park Meadows Mall Property, as defined in Note 1, which is intended to be acquired by The Rouse Company. This statement is the responsibility of the management of TrizecHahn Centers Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Park Meadows Mall Property after acquisition by The Rouse Company. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Park Meadows Mall Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the Park Meadows Mall Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               PricewaterhouseCoopers LLP
Newport Beach, California
June 15, 1998

                          PARK MEADOWS MALL PROPERTY

                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       OF THE PARK MEADOWS MALL PROPERTY
                      TO BE ACQUIRED BY THE ROUSE COMPANY
                     For The Year Ended December 31, 1997



Revenues:
  Minimum rent                                                           $15,062,127
  Overage rent                                                               740,139
  Carts and temporary tenant rents                                         1,029,382
  Recoveries from tenants                                                  9,409,368
  Other income                                                               322,079
  Public improvement fee revenue                                           4,759,236
                                                                         -----------
                                                                          31,322,331
                                                                         -----------

Certain expenses:
  Operating expenses                                                       5,586,128
  Property taxes                                                           3,707,665
  Promotion                                                                   43,937
  Professional services                                                       72,743
  Interest expense                                                         1,731,195
  Other expenses                                                             279,981
                                                                         -----------
                                                                          11,421,649
                                                                         -----------
       Revenues in excess of certain expenses                            $19,900,682
                                                                         ===========

The accompanying notes are an integral part of this statement.

                          PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Park Meadows Mall Property, as defined herein, relates to the operations of a regional shopping center, Park Meadows Mall, located in Douglas County, Colorado (the "Park Meadows Mall Property" or "Property"), which is owned by Park Meadows Mall, Ltd., a Colorado limited partnership (the "Partnership") and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of TrizecHahn Centers Inc. ("THCI").
   The Property is intended to be sold to The Rouse Company ("Rouse") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI and Rouse.

   The Partnership was formed to develop and operate the Property which opened on August 30, 1996. The partnership agreement provides that the Partnership shall continue until November 2043, unless terminated earlier. The Partnership interests at December 31, 1997 are as follows:

       Hahn Park Meadows Mall, Inc.                    75%
       Trizec Colorado, Inc.                           25%

   Hahn Park Meadows Mall, Inc. and Trizec Colorado, Inc. are effectively wholly owned by THCI.

2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

                          PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



2. Summary of Significant Accounting Policies, Continued:

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3. Public Improvement Fee Revenue:

   The Partnership issued bonds for the purpose of financing public infrastructure improvements. In connection with the bond issue, a trust fund was established to oversee the dispersal of bond proceeds and the repayment of the bond issue. The bond repayment is funded by a Public Improvement Fee ("PIF") assessed on the retail sales of each store in the shopping center and is remitted directly to the trustee, Norwest Bank. The Statement includes PIF revenue of $4,759,236, interest income earned on undisbursed bond proceeds of $109,586 and interest expense of $1,731,195.

                          PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



4. Commitments and Contingencies:

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary with the tenants, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

   Years Ending December 31,
   -------------------------

          1998                       $ 14,129,880
          1999                         16,161,609
          2000                         16,183,400
          2001                         16,206,313
          2002                         15,794,393
          thereafter                   94,053,840
                                     ------------

                                     $172,529,435
                                     ============

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

                          PARK MEADOWS MALL PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



5. Related-Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

          Payroll and related benefits    $1,754,517
          Development fees                   101,155
          Professional services               14,020
          Legal fees                          56,678
                                          ----------

                                          $1,926,370
                                          ==========

                       Report of Independent Accountants
                       ---------------------------------


The Board of Directors
 of The Rouse Company

We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of the Valley Fair Property, as defined in Note 1, which is intended to be acquired by The Rouse Company and Westfield America, Inc., in a joint venture. This statement is the responsibility of the management of TrizecHahn Centers Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Valley Fair Property after acquisition by The Rouse Company and Westfield America, Inc. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Valley Fair Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the Valley Fair Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               PricewaterhouseCoopers LLP
Newport Beach, California
June 15, 1998

                             VALLEY FAIR PROPERTY

                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          OF THE VALLEY FAIR PROPERTY
        TO BE ACQUIRED BY THE ROUSE COMPANY AND WESTFIELD AMERICA, INC.
                     For The Year Ended December 31, 1997



Revenues:
  Minimum rent                                                           $15,827,632
  Overage rent                                                             1,719,478
  Carts and temporary tenant rents                                           848,286
  Recoveries from tenants                                                  6,243,693
  Other income                                                               417,482
                                                                         -----------
                                                                          25,056,571
                                                                         -----------

Certain expenses:
  Operating expenses                                                       4,205,839
  Property taxes                                                           1,417,352
  Office and management                                                      180,690
  Promotion                                                                   27,770
  Professional services                                                       63,926
  Other expenses                                                              14,748
                                                                         -----------
                                                                           5,910,325
                                                                         -----------
       Revenues in excess of certain expenses                            $19,146,246
                                                                         ===========

The accompanying notes are an integral part of this statement.

                             VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES


1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Valley Fair Property, as defined herein, relates to the operations of a regional shopping center, Valley Fair, located in San Jose, California (the "Valley Fair Property" or "Property"), which is owned by Stevens Creek Associates, a partnership (the "Partnership") and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of one of the partners, TrizecHahn Centers Inc. ("THCI"). The ownership interest of THCI in the Partnership is intended to be sold to The Rouse Company ("Rouse") and Westfield America, Inc. ("Westfield") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI, Rouse and Westfield.

   The Statement includes the accounts of the Partnership and its wholly owned subsidiary, Hahn Issuing Corporation. Hahn Issuing Corporation ("Subsidiary") is a Delaware corporation formed in 1986 solely for the purpose of issuing commercial paper to private investors under the Partnership's Credit Agreement with a commercial bank. All significant intercompany balances and transactions have been eliminated.

   The Partnership is a California general partnership formed for the purpose of improving, renovating and integrating two existing shopping centers, known as "Valley Fair Shopping Center," located in San Jose, California, and "Stevens Creek Plaza," located in the cities of San Jose and Santa Clara, California, into a regional shopping center known as "Valley Fair." The Partnership agreement provides that the Partnership is to continue until December 31, 2024 unless terminated earlier.

   The general partners and their respective interests are as follows:

       THCI                                       33.33%
       RT-H Corporation ("RT-H")                  16.67%
       Valley Fair Associates, L.P. ("VFA")       50.00%

   RT-H is effectively wholly owned by THCI.

                             VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse and Westfield in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                             VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



3. Commitments and Contingencies:

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary with the tenants, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

   Years Ending December 31,
   -------------------------

          1998                       $ 16,071,655
          1999                         15,031,985
          2000                         13,861,335
          2001                         13,277,659
          2002                         11,975,001
          thereafter                   39,452,957
                                     ------------

                                     $109,670,592
                                     ============

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

                             VALLEY FAIR PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



4. Related-Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

          Payroll and related benefits    $1,573,626
          Development fees                   444,790
          Professional services              522,633
          Legal fees                         129,655
                                          ----------
                                          $2,670,704
                                          ==========


                       Report of Independent Accountants
                       ---------------------------------



The Board of Directors
 of The Rouse Company


We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of the Fashion Place Property, as defined in
Note 1, which is intended to be acquired by The Rouse Company. This statement is the responsibility of the management of TrizecHahn Centers Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Fashion Place Property after acquisition by The Rouse Company. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Fashion Place Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the Fashion Place Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               PricewaterhouseCoopers LLP
Newport Beach, California
June 19, 1998

                            FASHION PLACE PROPERTY

                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         OF THE FASHION PLACE PROPERTY
                      TO BE ACQUIRED BY THE ROUSE COMPANY
                     For The Year Ended December 31, 1997



Revenues:
  Minimum rent                                                          $ 6,807,740
  Overage rent                                                              355,651
  Carts and temporary tenant rents                                          832,117
  Recoveries from tenants                                                 3,443,955
  Other income                                                              147,793
                                                                        -----------
                                                                         11,587,256
                                                                        -----------

Certain expenses:
  Operating expenses                                                      2,385,158
  Property taxes                                                            756,072
  Promotion                                                                  27,756
  Professional services                                                      68,268
  Ground rent                                                                29,700
  Other expenses                                                            211,457
                                                                        -----------
                                                                          3,478,411
                                                                        -----------
       Revenues in excess of certain expenses                           $ 8,108,845
                                                                        ===========

The accompanying notes are an integral part of this statement.

                            FASHION PLACE PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Fashion Place Property, as defined herein, relates to the operations of a regional shopping center, Fashion Place, located in Murray, Utah (the "Fashion Place Property" or "Property"), which is owned by Fashion Place Associates, a Utah limited partnership (the "Partnership"), and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of one of the partners, TrizecHahn Centers Inc. ("THCI"). The Property is intended to be sold to The Rouse Company ("Rouse") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI and Rouse.

   The Partnership was formed on May 8, 1969 to develop and operate the Property. The Partnership agreement provides that the Partnership shall continue for a term of 50 years, and from year to year until the partners elect to terminate the Partnership. Profits and losses are shared as follows:

       THCI                                     95%
       Roderick Enterprises ("Roderick")         5%

2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

                            FASHION PLACE PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



2. Summary of Significant Accounting Policies, Continued:

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3. Commitments and Contingencies:

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance, and certain other shopping center operating expenses. The terms of the leases vary with the tenants, but the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

                            FASHION PLACE PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



3. Commitments and Contingencies, Continued:

   Partnership as Lessor, Continued:
   --------------------------------

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

   Years Ending December 31,
   -------------------------

          1998                        $ 6,486,353
          1999                          5,618,964
          2000                          4,959,073
          2001                          4,765,479
          2002                          4,406,143
          thereafter                    9,280,945
                                      -----------

                                      $35,516,957
                                      ===========

   Partnership as Lessee:
   ---------------------

   The shopping center is situated on six parcels of land. The largest of these parcels is owned by the Partnership.

   The remaining parcels are leased under leases expiring at various dates from 2004 to 2059, plus options for renewal. Total annual rental expense under these leases is $29,700.

   The minimum annual rental payments under the lease are as follows:

   Years Ending December 31,
   -------------------------

          1998                         $   29,700
          1999                             29,700
          2000                             29,700
          2001                             29,700
          2002                             29,700
          thereafter                      915,800
                                       ----------

                                       $1,064,300
                                       ==========

                            FASHION PLACE PROPERTY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES



3. Commitments and Contingencies, Continued:

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

4. Related-Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

          Payroll and related benefits    $763,243
          Professional services             14,270
          Legal fees                        27,075
                                          --------

                                          $804,588
                                          ========

5.  Subsequent Event:

   On June 19, 1998, Roderick assigned its 5% interest in the Partnership to Hahn Capital Corporation, a wholly owned subsidiary of THCI for approximately $6.2 million.

                         Independent Auditors' Report
                         ----------------------------



The Board of Directors
The Rouse Company


We have audited the accompanying statement of revenues and certain expenses of The Fashion Show for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in note 2, this statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of The Fashion Show. The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of The Fashion Show's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 2, of The Fashion Show for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                       KPMG Peat Marwick LLP
Baltimore, Maryland
September 15, 1998

                               THE FASHION SHOW

                  Statement of Revenues and Certain Expenses
                         Year ended December 31, 1997



Revenues:
  Minimum rents                                                          $12,537,954
  Percentage rents                                                         2,112,718
  Temporary tenant rents                                                     602,947
  Charges for common facilities                                            3,956,405
  Charges for heating, ventilating and air conditioning                      525,354
  Charges for real estate taxes                                              202,566
  Charges for other recoverable expenses                                     428,719
  Interest income                                                            105,184
  Other                                                                      140,229
                                                                         -----------
                                                                          20,612,076
                                                                         -----------

Certain expenses:
  Management costs:
    Management fee                                                           524,212
    Other                                                                    145,974
  General and administrative expenses                                        435,720
  Marketing expenses                                                          62,598
  Common facilities expenses                                               2,956,008
  Heating, ventilating and air conditioning expenses                         395,688
  Real estate taxes                                                          621,949
  Other recoverable expenses                                                 377,431
  Building maintenance expenses                                                4,689
  Interest                                                                 6,230,396
                                                                         -----------
                                                                          11,754,665
                                                                         -----------
Excess of revenues over certain expenses                                 $ 8,857,411
                                                                         ===========

The accompanying notes are an integral part of this statement.

                               THE FASHION SHOW

              Notes to Statement of Revenues and Certain Expenses
                         Year ended December 31, 1997



1. Organization:

   The accompanying statement of revenues and certain expenses of The Fashion Show relates to a retail center in Las Vegas, Nevada which is owned by H-S Las Vegas Associates (the "Partnership"), a Nevada general partnership. The partners, holding ownership interests of 75% and 25%, respectively, are Howard Hughes Properties, Limited Partnership ("HHPLP"), an affiliate of The Rouse Company and TrizecHahn Centers Inc. ("THCI"). The Rouse Company intends to acquire THCI's 25% interest in the partnership. Upon acquisition The Rouse Company will own a 100% indirect interest in the retail center.

2. Summary of Significant Accounting Policies and Other Matters:

   (a) Basis of Presentation:
       ---------------------

       The statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual operations for the period presented as certain expenses which may not be comparable to the expenses expected to be incurred by The Rouse Company in the proposed future operations of the retail center have been excluded. Expenses excluded consist of depreciation and amortization.

   (b) Minimum Rents
       -------------

       The straight-line basis is used to recognize minimum rent revenues under leases which provide for varying rents over the terms.

   (c) Percentage Rents
       ----------------

       Percentage rent revenues are considered earned when a tenant's sales exceed the minimum annual sales volume required for percentage rent under the terms of the lease agreement.

                               THE FASHION SHOW

              Notes to Statement of Revenues and Certain Expenses



2. Summary of Significant Accounting Policies, Continued:

   (d) Management Costs
       ----------------

       Until February 1997, the Partnership had a management agreement with Hahn Property Management Corporation (HPMC), wholly owned by THCI. The agreement provided for an annual management fee to HPMC equal to the greater of $245,000 or 3-1/2% of "annual cash receipts," as defined, plus $10,000. The agreement also provided for payment of leasing commissions to HPMC and reimbursement of certain expenses incurred by HPMC in the operation of the retail center. Upon termination of the agreement with HPMC in February 1997, Rouse Fashion Show Management, Inc. (FSMI), wholly owned by The Rouse Company, assumed responsibility for management of the retail center. The terms of the management agreement with FSMI were not finalized until September 4, 1998; however, the management fee, leasing and expense reimbursement terms of the new agreement are substantially the same as those of the agreement with HPMC. Accordingly, such expenses and costs for the period from termination of the agreement with HPMC to December 31, 1997, were determined on the basis specified in the agreement with HPMC.

   (e) Use of Estimates
       ----------------

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

3. Long-term Debt
   --------------

   Long-term debt is summarized as follows at December 31, 1997:

Deed of trust note payable    $68,827,034
Equipment note payable            876,744
                              -----------
Total                         $69,703,778
                              ===========

   The deed of trust note bears interest at 8.76% and is due in monthly installments of principal and interest of $566,939 to February 2005, at which time the remaining balance of $61,639,735 is due. The note is secured by a deed of trust on the retail center and a general assignment of rents under tenant leases.

                               THE FASHION SHOW

              Notes to Statement of Revenues and Certain Expenses


3. Long-term Debt, Continued
   -------------------------

   The equipment note bears interest at 9.22%, is due in monthly installments of $19,036 to maturity in July 2001 and is secured by certain equipment.

4. Leases
   ------

   Space in the retail center is leased to approximately 140 tenants. In addition to minimum rents, the majority of the leases provide for percentage rents when the tenants' sales volumes exceed stated amounts as well as other rents which reimburse the Partnership for certain of its operating expenses.

   The Partnership leases the land underlying the five major department stores in the retail center to the store owners. The expiration dates of these leases range from 2036 to 2056, including all optional renewal periods. The leases provide for minimum and percentage rents and under terms of a reciprocal easement agreement, the store owners are also required to reimburse their allocable shares, as defined, of certain annual operating expenses of the Partnership.

   Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

          1998          $11,978,000
          1999           11,338,000
          2000           10,606,000
          2001            9,997,000
          2002            9,013,000
          thereafter     31,665,000
                        -----------

                        $84,597,000
                        ===========

   In connection with the Partnership's acquisition of the land underlying the retail center from HHPLP, HHPLP assigned to the Partnership the land leases with the five department store tenants discussed above and entered into an agreement with the Partnership to pay certain rent deficits. Under terms of the agreement, if "total rent," as defined, in any calendar year through 2001 is less than $2,520,000, HHPLP is required to pay the shortfall to the Partnership, provided that there is a cumulative shortfall in total rent from inception of the agreement. Payments by HHPLP under the agreement are subject to an aggregate limitation of $1,800,000. At December 31, 1997, no payments were due from HHPLP under the agreement.

                         Independent Auditors' Report
                         ----------------------------



The Board of Directors of
 The Rouse Company


We have audited the accompanying statement of revenue and certain expenses of Westdale Mall for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Westdale Mall's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1, of Westdale Mall for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                       KPMG Peat Marwick LLP
San Diego, California
June 8, 1998

                                 WESTDALE MALL

                   Statement of Revenue and Certain Expenses
                         Year ended December 31, 1997
                                (in thousands)


Revenue:
  Minimum rent (note 4)                                                  $4,952
  Overage rent                                                              281
  Cart and temporary tenant rent                                            427
  Recoveries from tenants                                                 2,597
  Other                                                                     165
                                                                         ------
                                                                          8,422
                                                                         ------

Certain expenses:
  Operating expenses                                                        867
  Interest                                                                2,231
  Payroll and related benefits  related party                               728
  Ground rent  related party                                              1,118
  Property taxes                                                          1,317
  Management fees  related party                                            293
  Leasing commissions  related party                                         39
  Professional services                                                      12
  Professional services  related party                                       14
  Promotion                                                                  28
                                                                         ------
                                                                          6,647
                                                                         ------
       Revenue in excess of certain expenses                             $1,775
                                                                         ======

See the accompanying notes to the Statement of Revenue and Certain Expenses.

                                 WESTDALE MALL

              Notes to Statement of Revenue and Certain Expenses
                         Year ended December 31, 1997
                            (Dollars in thousands)


1. Organization and Basis of Presentation:

   The accompanying statement of revenue and certain expenses relates to the operations of Westdale Mall (the "Property"), located in Cedar Rapids, Iowa. The Rouse Company (the "Company") intends to acquire TrizecHahn Centers Inc's. 58.1% partnership interest in H-N-W Associates, an Iowa limited partnership ("HNW"), which is a general partner in Westdale Associates, an Illinois general partnership (the "Partnership"), which owns Westdale Mall.

   Westdale Associates is an Illinois general partnership consisting of HNW and JMB Income Properties, Ltd. VII, an Illinois limited partnership, as co-general partners formed to develop and operate Westdale Mall, a regional shopping center. HNW consists of TrizecHahn Centers Inc., the general partner, and several limited partners. The partnership agreement provides that Westdale Associates is to continue until December 31, 2029 unless sooner terminated. Profits and losses are shared as follows:

       H-N-W Associates                       35.3%
       JMB Income Properties, Ltd. VII        64.7%

   The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 1997 due to the exclusion of the following items, which may not be comparable to the proposed future operations of the Property:

   .  Depreciation and amortization
   .  Federal and state income taxes
   . Other items not directly related to the proposed future operations of the Property.

                                 WESTDALE MALL

              Notes to Statement of Revenue and Certain Expenses
                            (Dollars in thousands)


2. Summary of Significant Accounting Policies and Practices:

   (a) Revenue Recognition:
       -------------------

       Minimum rent revenue is recognized on a straight-line basis over the terms of the individual leases. Overage rent, which is based upon the level of sales achieved by the lessee, and cart and temporary tenant rent are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   (b) Maintenance and Repairs:
       -----------------------

       Maintenance and repairs are charged to operations as incurred.

   (c) Use of Estimates:
       ----------------

       Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3. Mortgage Notes Payable:

   In 1980, the Partnership executed four loans totaling $29,950 secured by the Property and an assignment of leases and rents. The loans bear interest at fixed rates ranging from 8.75% to 10.375%, with monthly principal and interest payments aggregating $235, and are due on various dates from February 1, 2010 to July 1, 2015. The principal balances of the loans at December 31, 1997 totaled $24,565.

4. Commitments and Contingencies:

   (a) Partnership as Lessor:
       ---------------------

       The Partnership leases space to tenants in the shopping center for which it charges minimum rent and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms

                                 WESTDALE MALL

              Notes to Statement of Revenue and Certain Expenses
                            (Dollars in thousands)



4. Commitments and Contingencies, Continued:

   (a) Partnership as Lessor, Continued:
       --------------------------------

       of the leases vary by tenant and range from one to 25 years, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

       Future minimum rent revenue to be received under leases in force at December 31, 1997 are as follows:

       Years Ending December 31,
       -------------------------

          1998                            $ 4,919
          1999                              4,456
          2000                              3,524
          2001                              3,154
          2002                              2,757
          thereafter                       10,282
                                          -------

                                          $29,092
                                          =======

   (b) Legal:
       -----

       The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's financial position, results of operations, or liquidity.

                                 WESTDALE MALL

              Notes to Statement of Revenue and Certain Expenses
                            (Dollars in thousands)



5. Related Party Transactions:

   (a) Management:
       ----------

       Affiliates of HNW have provided property management, leasing and various professional services to the Property. A summary of costs and fees incurred and expensed for the year ended December 31, 1997 follows:

           Payroll and related benefits    $728
           Management fees                  293
           Leasing commissions               39
           Professional services             14

   (b) Ground Lease:
       ------------

       The property was developed on land which is leased from HNW. The lease requires a minimum annual rent payment of $849 plus a participation percentage of 25% of rent collected which exceeds a specified rent base, as defined. The lease expires in 2035. The lease further provides that upon the sale of the Property, the Partnership may require HNW to convey a portion of the leased land to the purchaser as part of the sale.

       Rental expense amounted to $1,118 in 1997. The minimum annual rental payments under the lease are as follows:

       Years Ending December 31,             Amount
       -------------------------            -------
          1998                              $   849
          1999                                  849
          2000                                  849
          2001                                  849
          2002                                  849
          thereafter                         27,589
                                            -------

                                            $31,834
                                            =======


                         Independent Auditors' Report
                         ----------------------------



The Board of Directors of
 The Rouse Company


We have audited the accompanying statement of revenue and certain expenses of Towson Town Center for the year ended December 31, 1997. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Towson Town Center's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note 1, of Towson Town Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                       KPMG Peat Marwick LLP
San Diego, California
June 8, 1998

                              TOWSON TOWN CENTER

                   Statement of Revenue and Certain Expenses
                         Year ended December 31, 1997
                            (Dollars in thousands)



Revenue:
  Minimum rent (note 3)                                                  $15,240
  Overage rent                                                               277
  Cart and temporary tenant rent                                           1,312
  Recoveries from tenants                                                  7,068
  Other                                                                      496
                                                                         -------
                                                                          24,393
                                                                         -------

Certain expenses:
  Operating expenses                                                       3,942
  Payroll and related benefits  related party                              1,604
  Property taxes                                                           1,359
  Management fees  related party                                             698
  Leasing commissions  related party                                         131
  Professional services                                                       50
  Professional services  related party                                        31
  Promotion                                                                   27
                                                                         -------
                                                                           7,842
                                                                         -------
       Revenue in excess of certain expenses                             $16,551
                                                                         =======

See the accompanying notes to this Statement of Revenue and Certain Expenses.

                              TOWSON TOWN CENTER

              Notes to Statement of Revenue and Certain Expenses
                         Year ended December 31, 1997
                            (Dollars in thousands)



1. Basis of Presentation:

   The accompanying statement of revenue and certain expenses relates to the operations of Towson Town Center (the "Property"), located near Baltimore, Maryland. The Rouse Company (the "Company") intends to acquire the Property from Towson Town Center Associates (the "Partnership").

   The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 1997 due to the exclusion of the following items, which may not be comparable to the proposed future operations of the Property:

   .  Depreciation and amortization
   .  Interest on mortgages which will not be assumed by the Company
   .  Federal and state income taxes
   . Other items not directly related to the proposed future operations of the Property.

2. Summary of Significant Accounting Policies and Practices:

   (a) Revenue Recognition:
       -------------------

       Minimum rent revenue is recognized on a straight-line basis over the terms of the individual leases. Overage rent, which is based upon the level of sales achieved by the lessee, and cart and temporary tenant rent are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   (b) Maintenance and Repairs:
       -----------------------

       Maintenance and repairs are charged to operations as incurred.

                              TOWSON TOWN CENTER

              Notes to Statement of Revenue and Certain Expenses
                            (Dollars in thousands)



2. Summary of Significant Accounting Policies and Practices, Continued:

   (c) Use of Estimates:
       ----------------

       Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3. Commitments and Contingencies:

   (a) Shopping Center Leases:
       ----------------------

       Shopping center space is leased to tenants under various operating leases with terms ranging primarily from two to 20 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, insurance and certain other operating expenses. The majority of the leases also provide for additional overage rent during any year in which a tenant's gross sales exceed a stated amount.

       Future minimum rent revenue to be received under leases in force at December 31, 1997 are as follows:

       Years Ending December 31,
       -------------------------

          1998                            $15,738
          1999                             15,592
          2000                             15,332
          2001                             14,991
          2002                              9,976
          thereafter                       25,895
                                          -------

                                          $97,524
                                          =======


                              TOWSON TOWN CENTER

              Notes to Statement of Revenue and Certain Expenses
                            (Dollars in thousands)


3. Commitments and Contingencies, Continued:

   (b) Legal:
       -----

       The Property is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the Property's results of operations.

4. Related Party Transactions:

   One of the previous owners and its wholly owned subsidiary have provided various professional services to the Property. A summary of costs and fees incurred and expensed for the year ended December 31, 1997 follows:

       Payroll and related benefits    $1,604
       Management fees                    698
       Leasing commissions                131
       Professional services               31


                       Report of Independent Accountants
                       ---------------------------------



The Board of Directors of
 The Rouse Company


We have audited the accompanying statement of revenues and certain expenses for the year ended December 31, 1997 of Bridgewater Commons Property, as defined in
Note 1, which is intended to be acquired by The Rouse Company. This statement is the responsibility of management of TrizecHahn Centers, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this statement excludes certain expenses that would not be comparable with those resulting from the operations of the Bridgewater Commons Property after acquisition by The Rouse Company. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the Bridgewater Commons Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2, of the Bridgewater Commons Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                               PricewaterhouseCoopers LLP
Newport Beach, California
June 15, 1998

                         BRIDGEWATER COMMONS PROPERTY

                  Statement of Revenues and Certain Expenses
                      of the Bridgewater Commons Property
                      to be Acquired by The Rouse Company
                     For the Year Ended December 31, 1997



Revenues:
  Minimum rent                                                           $15,172,678
  Overage rent                                                             1,363,102
  Cart and temporary tenant rents                                          1,242,590
  Recoveries from tenants                                                  8,098.617
  Other income                                                               445,030
                                                                         -----------
                                                                          26,322,017
                                                                         -----------

Certain expenses:
  Operating expenses                                                       5,302,857
  Promotion                                                                   31,144
  Professional services                                                       80,631
  Participation rent expense                                                 636,961
  Other expenses                                                             134,190
  Property taxes                                                           2,621,794
                                                                         -----------
                                                                           8,807,577
                                                                         -----------
       Revenue in excess of certain expenses                             $17,514,440
                                                                         ===========

The accompanying notes are an integral part of this statement.

                         BRIDGEWATER COMMONS PROPERTY

              Notes to Statement of Revenues and Certain Expenses



1. Organization:

   The accompanying statement of revenues and certain expenses (the "Statement") of the Bridgewater Commons Property, as defined herein, relates to the operations of a regional shopping center, Bridgewater Commons, located in Bridgewater, New Jersey (the "Bridgewater Commons Property" or "Property") which is owned by Bridgewater Commons Associates, a partnership (the "Partnership"), and is managed by TrizecHahn Centers Management Inc. ("THCMI"), a wholly owned subsidiary of TrizecHahn Centers Inc. ("THCI").
   The ownership interest of THCI in the Partnership is intended to be sold to The Rouse Company ("Rouse") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between THCI and Rouse.

   The Statement includes the Partnership and its wholly owned subsidiary, Hahn Issuing Corporation II (the "Subsidiary") which is a California corporation formed in 1987 solely for the purpose of issuing commercial paper to private investors under the Partnership's Credit Agreement with a commercial bank. All significant intercompany balances and transactions have been eliminated.

   The Partnership was formed on October 17, 1986. The Partnership plans to develop a real estate project in three phases. The Partnership agreement provides that the Partnership shall continue for a period of 99 years, provided there are no dissolutions due to sales or acquisitions. The partners and their respective interests in the profits and losses and distributions of the Partnership as of December 31, 1997 are as follows:

      The Prudential Insurance Company of America ("Prudential")      50%
      Midway Associates ("Midway")                                    49%
      EWH 1979 Development Company, L.P. ("EWH")                       1%

   A related party, THCI owns approximately 66% of EWH and 99% of Midway as of December 31, 1997.

                         BRIDGEWATER COMMONS PROPERTY

2. Summary of Significant Accounting Policies:

   The following are significant accounting policies followed in the preparation of the accompanying Statement. This Statement and notes are representations of THCI and THCMI, whose managements are responsible for their integrity and objectivity.

   Basis of Presentation:
   ---------------------

   The accompanying Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Rouse in the proposed future operations of the Property, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

   Rental Revenue:
   --------------

   The Partnership recognizes scheduled minimum rent increases on a straight-line basis. Overage rents, which are based upon the level of sales achieved by the lessee, are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

   Lease Fees:
   ----------

   Payments received from tenants in connection with early termination of a tenant lease are recognized as income when received.

   Maintenance and Repairs:
   -----------------------

   Maintenance and repairs are charged to operations as incurred.

   Use of Estimates:
   ----------------

   The Partnership has made a number of estimates and assumptions relating to the reported amounts of revenue and certain expenses during the reporting period to prepare this Statement in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                         BRIDGEWATER COMMONS PROPERTY

3. Commitments and Contingencies:

   Redevelopment Agency Agreement:
   ------------------------------

   Pursuant to the Bridgewater Redevelopment Agency Agreement ("Agency Agreement") between the Partnership and the Township of Bridgewater ("Agency"), the property was to be developed in three phases. Phase I, consisting of a regional shopping center, was completed on February 24, 1988. Under the original plan, Phase II and Phase III were to be developed as an office complex and a hotel, respectively. However, in June 1997, the Agency Agreement was amended to provide for additional retail development, including the option to expand the mall and to allow for development of full-service and/or suites hotel properties.

   Pursuant to the Agency Agreement, the Agency is entitled to receive from the Partnership participation rental equal to 15% of minimum rent and percentage rent collected in excess of annual minimum stabilized rents of the Phase I shopping center as defined. Participation rent expense totaled $636,961 for the year ended December 31, 1997.

   In addition, the amended Agreement provides for participation rental equal to 10% of minimum rent and percentage rent collected in excess of annual minimum stabilized rents from the Phase I expansion. The amended Agreement eliminates the Agency's right to receive participation from rent collected from the Phase II improvements. As the Phase I expansion is still under development, no participation rent was paid on this Phase during 1997.

   Partnership as Lessor:
   ---------------------

   The Partnership leases space to tenants in the shopping center for which it charges minimum rents and receives reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary with the tenants, but the majority of the leases also provide for additional overage rents during any year in which the tenant's gross sales exceed a stated amount.

                         BRIDGEWATER COMMONS PROPERTY

3. Commitments and Contingencies, Continued:

   Partnership as Lessor, continued:
   --------------------------------

   Future minimum rents to be received under leases in effect at December 31, 1997 are as follows:

   Years Ending December 31,
   -------------------------

          1998                        $12,957,942
          1999                         11,524,982
          2000                         10,473,098
          2001                         10,166,051
          2002                          9,869,553
          thereafter                   43,684,104
                                      -----------

                                      $98,675,730
                                      ===========

   Legal:
   -----

   The Partnership is, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnership's results of operations.

4. Related Party Transactions:

   THCI and THCMI provide payroll, professional and various legal services to the Partnership.

   A summary of related-party costs and fees incurred for the year ended December 31, 1997 is as follows:

       Payroll and related benefits    $1,385,074
       Development fees                   115,083
       Professional services               15,245
       Legal fees                          56,385
                                       ----------

                                       $1,571,787
                                       ==========

          SPECIFIED PROPERTY INTERESTS ACQUIRED BY THE ROUSE COMPANY
                         FROM TRIZECHAHN CENTERS, INC.

        Combined Statements of Revenues and Certain Expenses (Unaudited)
                     Nine Months Ended September 30, 1998
                                (in thousands)




                                                                                                  Towson Town  Bridgewater
                              Park Meadows   Valley Fair   Fashion Place  The Fashion  Westdale    Center       Commons
                             Mall Property    Property       Property         Show       Mall     Property     Property      Total
                             -------------   -----------   -------------  -----------  --------   ----------   -----------  -------
Revenues:
  Minimum Rent                  $11,887         $12,163       $5,591         $9,816      $3,711     $12,401     $12,178     $ 67,747
  Overage Rent                       99             740          107            827         244         100         259        2,376
  Carts and temporary
   tenants                          731               -          303            508           -         580         618        2,740
  Recoveries from tenants         5,968           5,577        2,336          3,923       1,362       5,067       5,630       29,863
  Other income                    3,868           1,266          193            236         343         450         174        6,530
                             -------------   -----------   -------------  -----------  --------   ---------   -----------  ---------
                                 22,553          19,746        8,530         15,310       5,660      18,598      18,859      109,256
                             -------------   -----------   -------------  -----------  --------   ---------   -----------  ---------
Certain expenses:
  Operating expenses              5,128           4,550        1,989          3,661       2,122       4,595       4,261       26,306
  Property taxes                  1,672             825          598            523         661       1,041       2,010        7,330
  Promotion                          27              20           32             17          19          26          26          167
  Professional services              82              81           82             28          21          72          79          445
  Interest expense                1,240               -            -          4,576       1,629           -           -        7,445
                             -------------   -----------   -------------  -----------  --------   ---------   -----------  ---------
                                  8,149           5,476        2,701          8,805       4,452       5,734       6,376       41,693
                             -------------   -----------   -------------  -----------  --------   ---------   -----------  ---------
  Revenues in excess
   of certain expenses          $14,404         $14,270       $5,829         $6,505      $1,208     $12,864     $12,483      $67,563
                             =============   ===========   =============  ===========  ========   =========   ===========  =========

       The accompanying notes are an integral part of these statements.

        SPECIFIED PROPERTY INTERESTS ACQUIRED BY THE ROUSE COMPANY FROM
                            TRIZECHAHN CENTERS, INC
         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                  (UNAUDITED)

                     Nine Months Ended September 30, 1998



1.  Organization

    The ownership structures of the properties prior to the acquisitions by The Rouse Company (the "Company") from TrizecHahn Centers, Inc. are set forth in the applicable notes to the statements of revenues and certain expenses for the year ended December 31, 1997, included elsewhere herein. As a result of the acquisition transactions, subsidiaries of The Rouse Company owned 100% interests in Park Meadows Mall, Fashion Place, The Fashion Show, Towson Town Center and Bridgewater Commons, a 50% interest in Valley Fair and a 20.5% interest in Westdale Mall. On February 1, 1999, a subsidiary of the Company contributed to a joint venture its ownership interests in Park Meadows Mall, Fashion Place, Towson Town Center and Bridgewater Commons and retained a 35% interest in the joint venture.

2.  Basis of Presentation

    The accompanying statements are presented on the accrual basis of accounting in conformity with Rule 3-14 of the Regulation S-X of the Securities and Exchange Commission. Accordingly, the statements are not representative of the actual operations for the periods presented because certain expenses which may not be comparable to those expected to be incurred by the Company in its operations of the properties have been excluded. Expenses excluded consist of depreciation and amortization, certain management and leasing fees, certain mortgage interest expense and other items not directly related to the proposed future operations of the properties.

    Descriptions of other significant accounting policies used in the preparation of the accompanying statements and various other disclosure matters are set forth in the applicable notes to the statements of revenues and certain expenses for the applicable properties for the year ended December 31, 1997, included elsewhere herein.

3.  Public Improvement Fee Revenue

    Public Improvement Fees ("PIF") are assessed on the retail sales of each tenant of Park Meadows Mall in order to fund the repayment of bonds issued for the purpose of financing public infrastructure improvements. The accompanying statement for Park Meadows Mall includes PIF revenue of $3,589,000, interest earned on undisbursed bond proceeds of $117,000 and interest expense of $1,240,000 for the nine months ended September 30, 1998.

        SPECIFIED PROPERTY INTERESTS ACQUIRED BY THE ROUSE COMPANY FROM
                            TRIZECHAHN CENTERS, INC
         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                  (UNAUDITED)

                     Nine Months Ended September 30, 1998



4.  Related Party Transactions

    Affiliates of TrizecHahn Centers, Inc. and The Rouse Company provided various services to the properties for the nine months ended September 30, 1998, including management and other professional services. Related party costs included in operating expenses and professional services for the nine months ended September 30, 1998, aggregated approximately $7,812,000 and $209,000, respectively.

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS


On April 6, 1998, The Rouse Company and Westfield America, Inc. entered into an agreement to purchase a portfolio of interests in retail centers from TrizecHahn Centers, Inc. Under terms of the agreement, as amended, The Rouse Company purchased interests in seven retail centers for approximately $1.1 billion.

On October 9, 1998, the Company filed a Current Report on Form 8-K/A that included financial statements of real estate operations acquired specified by Rule 3-14 of Regulation S-X ("Rule 3-14") for Park Meadows Mall and Valley Fair and related pro forma financial information required pursuant to Article 11 of Regulation S-X. On November 16, 1998, the Company filed a Current Report on Form 8-K/A that included the previously filed financial statements of Park Meadows Mall and Valley Fair specified by Rule 3-14 and the financial statements of acquired real estate operations specified by Rule 3-14 for Fashion Place, The Fashion Show, Westdale Mall and Towson Town Center and related pro forma financial information required pursuant to Article 11 of Regulation S-X. This Current Report on Form 8-K/A dated February 12, 1999, includes the unaudited combined statements of revenues and certain expenses for the acquired properties for the nine months ended September 30, 1998, the previously filed financial statements for the year ended December 31, 1997 of Park Meadows Mall, Valley Fair, Fashion Place, The Fashion Show, Westdale Mall and Towson Town Center specified by Rule 3-14 and the financial statement of acquired real estate operations specified by Rule 3-14 for Bridgewater Commons.

Bridgewater Commons is a regional shopping center in Bridgewater, New Jersey. The center was constructed in 1988 and is in very good condition. The center contains approximately 381,000 square feet of leasable mall space and three department stores (Lord & Taylor, Macy's and Sterns) totaling 503,000 square feet of space. The center is leased primarily to high profile, national retailers, produces sales of approximately $520 per square foot and is 97% occupied. Substantially all of the tenant leases provide for the recovery of operating expenses and for contingent rents based on tenant sales levels in addition to minimum rents. Bridgewater Commons is one of the dominant centers in its market and the Company intends to operate it so as to maintain its competitive position. After reasonable inquiry, the Company is not aware of any material factors that would cause the reported information not to be necessarily indicative of future operating results of the property.

The following unaudited pro forma condensed consolidated financial statements are based upon the consolidated financial statements of The Rouse Company and the statements of revenues and certain expenses of Park Meadows Mall, Fashion Place, The Fashion Show, Towson Town Center and Bridgewater Commons adjusted to give effect to the purchase of such property interests. The pro forma condensed consolidated statements of operations do not include any revenues, operating and interest expenses or depreciation and amortization relating to Valley Fair and Westdale Mall due to the Company's decision to sell its interests in these properties. The pro forma condensed consolidated balance sheet and statements of operations are provided to illustrate the effects of the acquisitions on The Rouse Company and have been prepared using the purchase method of accounting and, accordingly, the cost to purchase the interests in the properties is allocated among the assets acquired and liabilities assumed according to their respective fair values. These statements reflect how the balance sheet of The Rouse Company might have appeared at September 30, 1998, if the acquisitions had been consummated at that date, and how the statements of operations of The Rouse Company for the year ended December 31, 1997, and the nine months ended September 30, 1998, might have appeared if the acquisitions had been consummated at the beginning of the respective periods. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial position of The Rouse Company that would have occurred had the acquisitions occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results of operations or financial position of The Rouse Company.

On February 1, 1999, a subsidiary of the Company completed the establishment of a joint venture (the "Four State Venture") with a joint venture (the "Morgan/NYSTRS Venture") consisting of J.P. Morgan Strategic Property Fund ("Morgan") and the New York State Teachers' Retirement System ("NYSTRS"). The Company subsidiary contributed to Four State Venture its ownership interests in four of the retail centers (Bridgewater Commons, Fashion Place, Park Meadows Mall and Towson Town Center) acquired from TrizecHahn. The Morgan/NYSTRS Venture contributed a total of approximately $271 million in cash to Four State Venture and received a 65% ownership interest in Four State Venture and Four State Venture repaid approximately $271 million of Company borrowings under its bridge loan credit facility. The Company subsidiary retained a 35% interest in Four State Venture.

The following unaudited pro forma condensed financial statements are also provided to illustrate the effects of the contribution to Four State Venture of the Company's ownership interests in the aforementioned properties, and have been prepared using the equity method of accounting for the Company's investment in the Four State Venture related to Bridgewater Commons, Park Meadows Mall and Towson Town Center. The Four State Venture agreement provides for the purchase by the Company, at the option of the Company or the Morgan/NYSTRS Venture, of Morgan/NYSTRS Venture's interest in Four State Venture related to Fashion Place at a specified amount. Accordingly, the ownership interest of the Morgan/NYSTRS Venture in Fashion Place has been accounted for as a financing transaction in the pro forma condensed consolidated balance sheet and statements of operations of the Company. These statements reflect how the balance sheet of The Rouse Company might have appeared at September 30, 1998 had the Four State Venture been formed at that date, and how the operations of The Rouse Company for the year ended December 31, 1997 and the nine months ended September 30, 1998 might have appeared if the Four State Venture had been formed at the beginning of the respective periods. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial position of The Rouse Company that would have occurred had the Four State Venture been formed at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results of operations or financial position of The Rouse Company.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of The Rouse Company and the statements of revenues and certain expenses specified by Rule 3-14 included elsewhere in this report. The unaudited pro forma adjustments are based upon certain assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1998
                                  (Unaudited)
                                (In thousands)

                                                                                                   The Rouse
                                                       The Rouse                      Purchase     Company and
                                                      Company and     Allocated      Financing    Subsidiaries
                                                     Subsidiaries      Purchase     Adjustments    (Pro Forma
                      Assets                         (Historical)   Price (Note 1)    (Note 2)      Combined)
                                                     ------------  --------------  ------------  -------------
Property

  Operating properties, net........................    $2,997,340      $  687,736   $         -     $3,685,076
  Properties in development........................       204,824               -             -        204,824
  Properties held for sale.........................       149,552               -             -        149,552
                                                       ----------      ----------   -----------     ----------
      Total property...............................     3,351,716         687,736             -      4,039,452
Investments in and advances to
 unconsolidated real estate ventures...............       303,415          13,664             -        317,079

Prepaid expenses, receivables under
 finance leases and other assets...................       234,420           2,302             -        236,722

Accounts and notes receivable......................        84,771             292             -         85,063

Investments in marketable securities...............         4,021               -             -          4,021

Cash and cash equivalents..........................        42,102        (381,316)      384,196         44,982
                                                       ----------      ----------   -----------     ----------
      Total........................................    $4,020,445      $  322,678      $384,196     $4,727,319
                                                       ==========      ==========   ===========     ==========

Liabilities and Shareholders' Equity

Debt...............................................    $3,073,121      $  324,890      $384,196     $3,782,207

Obligations under capital leases...................         8,246               -             -          8,246

Accounts payable, accrued expenses
 and other liabilities.............................       268,045          (2,212)            -        265,833

Company-obligated mandatorily redeemable
 preferred securities of a trust holding
 solely Parent Company subordinated
 debt securities...................................       137,500               -             -        137,500

Shareholders' equity...............................       533,533               -             -        533,533
                                                       ----------      ----------   -----------     ----------
      Total........................................    $4,020,445      $  322,678      $384,196     $4,727,319
                                                       ==========      ==========   ===========     ==========

                                                       Contribution       Credit                         The Rouse
                                                       of Property       Financing        Facility      Company and
                                                       Interests to     of Fashion       Repayment     Subsidiaries
                                                      Joint Venture   Place Interest    Adjustments     (Pro Forma
                      Assets                             (Note 3)        (Note 4)         (Note 5)       Combined)
                                                      --------------  ---------------  --------------  -------------
Property

  Operating properties, net........................      $ (816,085)  $            -   $           -     $2,868,991
  Properties in development........................               -                -               -        204,824
  Properties held for sale.........................                                -               -        149,552
                                                      --------------  --------------   -------------     ----------
      Total property...............................        (816,085)               -               -      3,223,367
Investments in and advances to
 unconsolidated real estate ventures...............         343,613           40,780        (271,233)       430,239

Prepaid expenses, receivables under
 finance leases and other assets...................          (1,781)               -               -        234,941

Accounts and notes receivable......................            (178)               -               -         85,485

Investments in marketable securities...............          (1,784)               -               -          2,237

Cash and cash equivalents..........................             961                -               -         45,943
                                                         ----------   --------------   -------------     ----------
      Total........................................      $ (475,254)  $       40,780   $    (271,233)    $4,022,212
                                                         ==========   ==============   =============     ==========

Liabilities and Shareholders' Equity

Debt...............................................      $ (467,618)  $       40,780   $    (271,233)    $3,084,136

Obligations under capital leases...................               -                -               -          8,246

Accounts payable, accrued expenses
 and other liabilities.............................          (7,636)               -               -        258,797

Company-obligated mandatorily redeemable
 preferred securities of a trust holding
 solely Parent Company subordinated
 debt securities...................................               -                -               -        137,500

Shareholders' equity...............................               -                -               -        533,533
                                                         ----------   --------------   -------------     ----------
      Total........................................      $ (475,254)  $       40,780   $    (271,233)    $4,022,212
                                                         ==========   ==============   =============     ==========

The accompanying note are an integral part of these statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year ended December 31, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                  First Closing                           The Rouse Company
                                    The Rouse    -----------------------------------------------------    and Subsidiaries
                                   Company and       Park                              Pro Forma        (Pro Forma Combined as
                                  Subsidiaries      Meadows                           Adjustments       reported in Form 8-K/A
                                  (Historical)       Mall         Valley Fair          (Note 6)         filed October 9, 1998)
                                  -------------  -------------  ---------------  ---------------------  -----------------------
Revenues........................    $  930,094   $      31,322  $        25,057      $  (2,355)  (b)         $  959,061

                                                                                       (12,529)  (h)
Operating expenses, exclusive                                                          (12,528)  (a)
 of   provision for bad debts,
 depreciation and amortization..       532,240           9,690            5,910         (2,955)  (a)            542,890
                                                                                        (2,955)  (h)
                                                                                           960   (c)

Interest expense................       207,490           1,731                -         14,613   (d)            225,445
                                                                                         9,057   (e)
                                                                                         2,564   (f)
                                                                                       (10,010)  (h)


Provision for bad debts.........         5,766               -                -              -                    5,766
Depreciation and amortization...        86,009               -                -          4,460   (g)             90,469
Equity in earnings of
 unconsolidated
 real estate ventures...........             -               -                -              -                        -

Gain (loss) on dispositions of
 assets and other provisions,
  net...........................       (24,763)              -                -              -                  (24,763)
                                    ----------   -------------  ---------------       --------               ----------
Earnings from continuing
 operations
 before income taxes............        73,826          19,901           19,147        (43,146)                  69,728
Income taxes....................      (116,066)              -                -              -                 (116,066)
                                    ----------   -------------  ---------------       --------               ----------

Earnings from continuing            $  189,892   $      19,901  $        19,147       $(43,146)              $  185,794
 operations                         ==========   =============  ===============       ========               ==========

Earnings from continuing
 operations
 per share of common stock after
 provision for dividends on
 Preferred stock :
  Basic                             $     2.70
                                    ==========
  Diluted                           $     2.59
                                    ==========
Weighted average number of
 common shares outstanding:
  Basic                                 66,201
                                    ==========
  Diluted                               76,005
                                    ==========

                                                                                                 The Rouse
                                                                                                Company and
                                               Second and Third Closings                        Subsidiaries
                                  --------------------------------------------------------       (Pro Forma
                                              The                Towson      Pro Forma          Combined as)
                                  Fashion   Fashion   Westdale    Town      Adjustments       reported in Form
                                   Place      Show      Mall     Center       (Note 6)      8-K/A filed 11/16/98
                                  --------  --------  --------  --------  ----------------  ---------------------
Revenues........................   $11,587  $ 20,612  $  8,422  $ 24,393  $  (8,422)  (a)         $  995,041
                                                                            (20,612)  (b)
Operating expenses, exclusive
 of provision for bad debts,
 depreciation and amortization..     3,478     5,524     4,416     7,842     (4,416)  (a)            552,224
                                                                             (5,524)  (b)
                                                                             (2,368)  (b)
                                                                                382   (c)
Interest expense................         -     6,230     2,231         -     (2,231)  (a)            254,461
                                                                             (6,230)  (b)
                                                                             15,170   (d)
                                                                              5,264   (e)
                                                                              9,450   (f)
                                                                               (868)  (h)
Provision for bad debts.........         -         -         -         -          -                    5,766
Depreciation and amortization...                                              6,722   (g)             97,191
Equity in earnings of
 unconsolidated
 real estate ventures...........         -         -         -         -        686   (a)                  -
                                                                               (686)  (h)
Gain (loss) on dispositions of
 assets and other provisions,
  net...........................         -         -         -         -          -                  (24,763)
                                  --------  --------  --------  --------  ---------               ----------
Earnings from continuing
 operations
 before income taxes............     8,109     8,858     1,775    16,551    (44,385)                  60,636
Income taxes....................         -         -         -         -          -                 (116,066)
                                  --------  --------  --------  --------  ---------               ----------

Earnings from continuing
 operations                       $  8,109  $  8,858  $  1,775  $ 16,551  $ (44,385)              $  176,702
                                  ========  ========  ========  ========  =========               ==========

The accompanying notes are an integral part of these statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS, Continued
                         Year ended December 31, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

                                        Fourth Closing                               Four State Venture
                                  -------------------------                          ------------------
                                                                The Rouse Company
                                                                and Subsidiaries
                                                Pro Forma    before contribution to       Pro Forma       The Rouse Company
                                  Bridgewater  Adjustments     Four State Venture        Adjustments       and Subsidiaries
                                    Commons      (Note 6)     (Pro Forma Combined)        (Note 6)       (Pro Forma Combined)
                                  -----------  ------------  -----------------------  -----------------  --------------------
Revenues........................  $   26,322      $    -           $1,021,363           $  (82,037) (a)        $  939,326

Operating expenses, exclusive
 of   provision for bad debts,
 depreciation and amortization..       8,808         895 (a)          561,927              (28,195) (a)           533,732



Interest expense................           -       7,483 (b)          272,069              (32,103) (a)           224,686
                                                  10,125 (c)                                 3,058  (b)
                                                                                           (18,338) (c)
Provision for bad debts.........           -           -                5,766                    -                  5,766
Depreciation and amortization...           -       4,821 (d)          102,012              (13,075) (a)            88,937
Equity in earnings of
 unconsolidated
 real estate ventures...........           -           -                    -                3,032  (a)             3,032

Gain (loss) on dispositions of
 assets and other provisions,              -           -              (24,763)                   -                (24,763)
  net...........................  ----------  ----------           ----------           ----------             ----------
Earnings from continuing
 operations
 before income taxes............      17,514     (23,324)              54,826                9,648                 64,474
Income taxes....................           -           -             (116,066)                   -               (116,066)
                                  ----------  ----------           ----------           ----------             ----------

Earnings from continuing          $   17,514  $  (23,324)          $  170,892           $    9,648             $  180,540
 operations                       ==========  ==========           ==========           ==========             ==========

Earnings from continuing
 operations
 per share of common stock after
 provision for dividends on
 Preferred stock :
  Basic                                                                                                        $     2.56
                                                                                                               ==========
  Diluted                                                                                                      $     2.46
                                                                                                               ==========
Weighted average number of
 common shares outstanding:
  Basic                                                                                                            66,201
                                                                                                               ==========
  Diluted                                                                                                          77,392
                                                                                                               ==========

The accompanying notes are an integral part of these statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     Nine Months ended September 30, 1998
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                             First Closing
                                                        -------------------------------------------------------
                                       The Rouse
                                      Company and            Park                              Pro Forma
                                      Subsidiaries          Meadows                           Adjustments
                                      (Historical)           Mall         Valley Fair           (Note 6)
                                  --------------------  ---------------  --------------  ----------------------
Revenues........................        $498,857            $22,553         $19,746            $  (1,766) (b)
                                                                                                  (9,873) (h)
Operating expenses, exclusive                                                                     (9,873) (a)
 of provision for bad debts,                                                                      (5,180) (i)
 depreciation and amortization..         258,220              6,909           5,476               (2,738) (a)
                                                                                                     488  (c)
                                                                                                  (2,738) (h)
                                                                                                  (1,455) (i)
Interest expense................         139,372              1,240               -               10,434  (d)
                                                                                                   6,752  (e)
                                                                                                   1,923  (f)
                                                                                                  (7,508) (h)
                                                                                                  (3,306) (i)

Provision for bad debts.........           3,716                  -               -                    -
Depreciation and amortization...          56,713                  -               -                3,345  (g)
Equity in earnings of                                                                             (1,069) (i)
 unconsolidated real
 estate ventures................          49,928                  -               -                    -

Gain (loss) on dispositions of
 assets and other
 provisions, net................          (5,220)                 -               -                    -
                                        --------           --------       ---------           ----------

Earnings from continuing
 operations before
 income taxes...................          85,544             14,404          14,270              (30,820)
Income taxes....................             236                  -               -                    -
                                        --------           --------       ---------           ----------

Earnings from continuing                $ 85,308           $ 14,404       $  14,270           $  (30,820)
 operations.....................        ========           ========       =========           ==========

Earnings from continuing
 operations per share
 of common stock after
 provision for dividends on
 Preferred stock :
  Basic                                 $   1.12
                                        ========
  Diluted                               $   1.11
                                        ========

Weighted average number of
 common shares outstanding:
  Basic                                   67,437
                                        ========
  Diluted                                 68,562
                                        ========

                                                Second and Third Closings                Fourth Closing
                                 --------------------------------------------------- ------------------------       Subsidiaries
                                                                                                                before contribution
                                            The                Towson    Pro Forma                 Pro Forma   to Four State Venture
                                 Fashion  Fashion   Westdale    Town    Adjustments  Bridgewater  Adjustments        (Pro Forma
                                  Place     Show      Mall     Center     (Note 6)     Commons      (Note 6)          Combined)
                                 -------  --------  --------  --------  -----------  -----------  ----------- ----------------------
Revenues........................  $8,530   $15,310    $5,660   $18,598  $  (5,660) (a)  $18,859    $      -          $560,451
                                                                          (15,310) (b)
Operating expenses, exclusive
 of provision for bad debts,
 depreciation and amortization..   2,701     4,229     2,823     5,734     (2,823) (a)    6,376           -           277,590
                                                                           (1,572) (b)
                                                                           (4,229) (b)
                                                                              189  (c)
Interest expense................       -     4,576     1,629         -     (1,629) (a)        -       7,594  (c)      183,834
                                                                           (4,576) (b)                5,612  (b)
                                                                           11,377  (d)
                                                                            3,907  (e)
                                                                            7,088  (f)
                                                                             (651) (h)
Provision for bad debts.........        -         -         -         -         -             -           -             3,716
Depreciation and amortization...        -         -         -         -     5,042  (g)        -       3,616  (d)       67,647
Equity in earnings of
 unconsolidated real
 estate ventures................        -         -         -         -       446  (a)        -           -            49,928
                                                                             (446) (h)
Gain (loss) on dispositions of
 assets and other
 provisions, net................        -         -         -         -         -             -           -            (5,220)
                                  -------  --------  --------  --------  --------       -------    --------          --------

Earnings from continuing
 operations before
 income taxes...................    5,829     6,505     1,208    12,864   (33,093)       12,483     (16,822)           72,372
Income taxes....................        -         -         -         -         -             -           -               236
                                  -------  --------  --------  --------  --------       -------    --------          --------

Earnings from continuing          $ 5,829  $  6,505  $  1,208  $ 12,864  $(33,093)      $12,483    $(16,822)         $ 72,136
 operations.....................  =======  ========  ========  ========  ========       =======    ========          ========

Earnings from continuing
 operations per share
 of common stock after
 provision for dividends on
 Preferred stock :
  Basic                                                                                                              $    .93
                                                                                                                     ========
  Diluted                                                                                                            $    .92
                                                                                                                     ========

Weighted average number of
 common shares outstanding:
  Basic                                                                                                                67,437
                                                                                                                     ========
  Diluted                                                                                                              68,562
                                                                                                                     ========

The accompanying notes are an integral part of these statements.

                       THE ROUSE COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months ended September 30, 1998
                                  (Unaudited)
                     (In thousands, except per share data)


                                           Four State Venture              The Rouse
                                       --------------------------         Company and
                                               Pro Forma                 Subsidiaries
                                              Adjustments                 (Pro Forma
                                                (Note 6)                   Combined)
                                       --------------------------  -------------------------
Revenues........................              $  (60,010)  (a)           $  500,441

Operating expenses, exclusive
 of provision for bad debts,
 depreciation and amortization..                 (19,507)  (a)              258,083



Interest expense................                 (23,979)  (a)              148,396
                                                   2,294   (b)
                                                 (13,753)  (c)


Provision for bad debts.........                       -                      3,716
Depreciation and amortization...                  (9,807)  (a)               57,840
Equity in earnings of
 unconsolidated
 real estate ventures...........                   2,351  (a)                52,279

Gain (loss) on dispositions of
 assets
 and other provisions, net......                       -                     (5,220)
                                              ----------                 ----------

Earnings from continuing
 operations
 before income taxes............                   7,093                     79,465
Income taxes....................                       -                        236
                                              ----------                 ----------

Earnings from continuing                      $    7,093                 $   79,229
 operations.....................              ==========                 ==========

Earnings from continuing
 operations
 per share of common stock after
 provision for dividends on
 Preferred stock :
  Basic                                                                  $     1.03
                                                                         ==========
  Diluted                                                                $     1.02
                                                                         ==========

Weighted average number of
 common shares outstanding:
  Basic                                                                      67,437
                                                                         ==========
  Diluted                                                                    68,562
                                                                         ==========

The accompanying notes are an integral part of these statements.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)



Balance Sheet Pro Forma Adjustments
-----------------------------------

1.   Allocated Purchase Price
     ------------------------

     The acquisitions will be accounted for by the purchase method of accounting. Accordingly, the Company's cost to acquire 100% ownership of Park Meadows Mall, Towson Town Center, Fashion Place and Bridgewater Commons, a 50% ownership interest in Valley Fair, a 25% interest in The Fashion Show and a 58.1% interest in H-N-W Associates (HNW) (which owns a 35.3% interest in Westdale Mall) will be allocated to the assets acquired and liabilities assumed according to their respective fair values. The Company acquired 100% ownership of Park Meadows Mall and a 50% ownership interest in Valley Fair on July 31, 1998 and included the acquired assets and assumed liabilities at their respective fair values in its historical consolidated balance sheet as of September 30, 1998. Accordingly, the adjustments to the September 30, 1998 consolidated balance sheet of the Company for the allocated purchase price exclude these acquisitions. In connection with the acquisitions, the Company decided to sell the Company's
     ownership interests in Valley Fair and HNW.   The cost allocated to its
     interest in Valley Fair is classified as property held for sale in the accompanying pro forma balance sheet.

     The aggregate fair value of the assets acquired and liabilities assumed in the purchase are $1,154,573,000 and $520,442,000, respectively, including $703,994,000 and $322,678,000, respectively, relating to the properties purchased after September 30, 1998. The purchase allocation adjustments made in connection with the development of the unaudited pro forma condensed combined financial statements are based on the information available at this time. Subsequent adjustments and refinements to the allocation may be made based on additional information.

2.   Purchase Financing Adjustment
     -----------------------------

     The Company used proceeds from additional mortgage debt secured by two of the properties to pay approximately $68,613,000 of the purchase price and proceeds from the sale of three office buildings acquired in November 1998 and funded by debt to pay $91,100,000 of the purchase price. The balance of the net purchase price of $224,483,000 was funded by borrowings under the Company's unsecured revolving credit and bridge loan facilities.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)



3.   Contribution of Property Interests to Joint Venture
     ---------------------------------------------------

     To record the contribution to Four State Venture of the Company's ownership interests in Bridgewater Commons, Park Meadows Mall and Towson Town Center. The contribution will be accounted for as a sale and the fair value of the joint venture interest received will be considered in the Company's allocation of the acquisition costs of all of the acquired property interests. Accordingly, no gain or loss will be recognized on the sale. The Company's 35% ownership interest in Four State Venture related to these property interests will be accounted for using the equity method of accounting.

4.   Financing of Fashion Place Interest
     -----------------------------------

     The Four State Venture agreement provides for the purchase, at the option of the Company or the Morgan/NYSTRS Venture, of the Morgan/NYSTRS Venture ownership interest in the Four State Venture related to Fashion Place at a specified amount. Accordingly, the ownership interest in the Four State Venture of the Morgan/NYSTRS Venture related to Fashion Place will be accounted for as a financing transaction until the option expires or a purchase of the interest occurs. If the option is exercised, the purchase price will be paid in common stock of the Company.

5.   Credit Facility Repayment Adjustment
     ------------------------------------

     Upon formation, Four State Venture assumed an obligation to repay certain credit facility borrowings of the Company arising out of the Company's purchase of the property ownership interests from TrizecHahn. The Four State Venture used approximately $271 million in cash contributed by the Morgan/NYSTRS Venture to repay these obligations.

6.   Statements of Operations Pro Forma Adjustments
     ----------------------------------------------

     The accompanying unaudited pro forma condensed consolidated statements of operations reflect certain adjustments which are explained below to give effect to the acquisition of the interests in retail properties and to include results of operations for the indicated periods of the acquired properties based on accounting policies of the Company where such policies differ from those which were applied in preparing the historical financial statements of the acquired properties included elsewhere herein. The statements also reflect certain adjustments which are explained below to give effect to the contribution of the acquired property interests to Four State Venture.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)



6.   Statements of Operations Pro Forma Adjustments, Continued
     ---------------------------------------------------------

     First Closing
     -------------

     (a) Adjust revenues and certain operating expenses to reflect the Company's 50% ownership interest in Valley Fair.

     (b) Eliminate income earned on available cash of $42,817,000 paid at closing. The pro forma reduction of interest revenue was calculated using an average interest rate of 5.5%.

     (c) Adjust operating expenses for Park Meadows Mall to reflect management and leasing costs consistent with costs incurred by the Company at similar retail properties.

     (d) Record interest expense on borrowings of $210 million under a line of credit facility used to fund a portion of the net purchase price. The pro forma interest expense on these borrowings was calculated using an effective interest rate of 6.96%, the rate in effect at the purchase date.

     (e) Record interest expense at an effective rate of 6.66% for mortgage note secured by Park Meadows Mall assumed by a subsidiary of the Company in connection with the acquisition.

     (f) Record interest expense at an effective rate of 6.41% for mortgage note secured by Valley Fair assumed by a subsidiary of the Company in connection with the acquisition.

     (g) Record depreciation and amortization expense for Park Meadows Mall in accordance with the established accounting policies of the Company.

     (h) In connection with the purchase of its 50% ownership interest in Valley Fair the Company made a decision to market its ownership interest for sale. Accordingly, pro forma adjustments are to eliminate the Company's share of operations of Valley Fair from the pro forma condensed consolidated statements of operations.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)



6.   Statements of Operations Pro Forma Adjustments, Continued
     ---------------------------------------------------------

     First Closing, continued
     ------------------------

     (i) Eliminate the effects of actual revenues, operating expenses, interest expense and depreciation expense related to Park Meadows Mall included in the Company's historical consolidated statement of operations for the nine months ended September 30, 1998.

     Second and Third Closings
     -------------------------

     (a) Eliminate revenues and certain operating expenses and record equity in earnings of unconsolidated real estate ventures related to the
         Company's 58.1% partnership interest in HNW.   HNW owns a 35.3%
         interest in Westdale Associates, a general partnership that owns assets known as Westdale Mall.

     (b) Eliminate revenues, certain operating expenses, interest expense and minority interest participation to reflect the Company's acquisition of the remaining 25% interest in The Fashion Show. The historical consolidated financial statements of The Rouse Company for the year ended December 31, 1997 and the nine months ended September 30, 1998 include 100% of the revenues and certain operating expenses and minority interest participation expense of $2,368,000 and $1,572,000 respectively, representing TrizecHahn's 25% interest.

     (c) Adjust operating expenses for Fashion Place to include management and leasing costs consistent with costs incurred by the Company at similar operating properties.

     (d) Record interest expense incurred on borrowings of $225,863,000 under the bridge loan and unsecured revolving credit facilities used to fund a portion of the net purchase price and to repay a portion of assumed mortgage debt. The pro forma interest expense on these borrowings was calculated using an effective interest rate of 6.72%, the rate in effect at the purchase date.

     (e) Record interest expense at an effective rate of 6.74% for mortgage note (including additional borrowings at closing of the purchase of $21,000,000) secured by Fashion Place assumed by subsidiaries of the Company in connection with the acquisition.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)


6.   Statement of Operations Pro Forma Adjustments, Continued
     --------------------------------------------------------

     Second and Third Closings, continued
     ------------------------------------

     (f) Record interest expense at an effective rate of 6.75% for a new mortgage note secured by Towson Town Center, the proceeds of which were used to repay a portion of a mortgage note assumed by a subsidiary of the Company in connection with the acquisition.

     (g) Record or adjust depreciation and amortization expense for Fashion Place, The Fashion Show and Towson Town Center in accordance with the established accounting policies of the Company.

     (h) In connection with the purchase of its ownership interest in HNW the Company made a decision to market its ownership interest for sale. Accordingly, pro forma adjustments are to eliminate the Company's equity in earnings of Westdale Mall and allocated interest from the pro forma condensed consolidated statements of operations.

     Fourth Closing
     --------------

     (a) Adjust operating expenses for Bridgewater Commons to reflect management and leasing costs consistent with costs incurred by the Company at similar retail properties.

     (b) Record interest expense incurred on borrowings of $114,596,000 under the bridge loan and unsecured revolving credit facilities used to fund a portion of the purchase price. The pro forma interest expense on these borrowings was calculated using an effective interest rate of 6.52%, the rate in effect at the purchase date.

     (c) Record interest expense at an effective rate of 6.75% for a new mortgage note secured by Bridgewater Commons, the proceeds of which were used to repay a mortgage note assumed by a subsidiary of the Company at acquisition and to pay a portion of the purchase price.

     (d) Record depreciation and amortization expense for Bridgewater Commons in accordance with the established accounting policies of the Company.

                      THE ROUSE COMPANY AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                                  (Unaudited)


6.   Statement of Operations Pro Forma Adjustments, Continued
     --------------------------------------------------------

     Four State Venture
     ------------------

     (a) Eliminate revenues, operating expenses, interest expense and depreciation expense related to Bridgewater Commons, Park Meadows Mall and Towson Town Center and record the Company's equity in the earnings of the Four State Venture related to these properties.

     (b) Record the Morgan/NYSTRS Venture's participation in the earnings of Fashion Place as interest expense.

     (c) Adjust interest expense on certain credit facility borrowings of the Company repaid by Four State Venture. Interest on these borrowings was calculated using an effective interest rate of 6.76%.